UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): May 13, 2005

                                Ramp Corporation
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       0-24768                                                 84-1123311
       -------                                                 --------
(Commission File Number)                                    (I.R.S. Employer
                                                          Identification Number)


                                 (212) 440-1500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

     33 Maiden Lane, New York, NY                                       10038
     ----------------------------                                       -----
(Address of Principal Executive Offices)                             (Zip Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On May 13, 2005, Mr. Steven C. Berger resigned as Director of the Company and audit committee member, effective close of business May 13, 2005. Mr. Berger stated as his reason for resigning that he was no longer able to commit the time needed to fulfill his duties as a director and cited no disagreement with the Company. The Company is grateful for Mr. Berger's contributions and service to the Company.

            On May 16, 2005 the Board of Directors of the Company appointed Mr. Thomas Meade as a director of the Company to fill the vacancy left by the departure of Mr. Berger.

            Mr. Meade (57) founded Sunstream Corporation, a leading building abatement firm headquartered in Binghamton, New York and has served as its CEO for the past 22 years. Mr. Meade has actively served on several community and professional boards including the Alex de Toqueville Chair for the United Way of Broome County (New York), President of the Boys and Girls Club of Binghamton, President of the Binghamton Sertoma Club and Founder and Past President of the Professional Abatement Contractors of New York.

            Prior to founding Sunstream, Mr. Meade was a high school teacher and swim coach in Florida and was twice named Swimming Coach of the Year by the Florida Athletic Coaches Association.

                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 19, 2005.


                                               RAMP CORPORATION

                                               /s/ Ron Munkittrick
                                               ---------------------------------
                                               By:  Ron Munkittrick
                                               Its: Chief Financial Officer
Date: May 19, 2005